Exhibit 99.2

Q3 2016 Conference Call Veeco Instruments Inc. November 1, 2016

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

Q3 2016 Performance Summary $85M Revenue ($M) Bookings ($M) Adjusted EBITDA ($M) $118M $75M $2.9 ($2.8) $68M Bookings $118M Revenue $85M Adjusted EBITDA $2.9M Solid operational performance with improving business conditions Swing positive, exceeded expectations Slightly above top end of our guidance range Marking a steep recovery in our MOCVD business Note: A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

Focused on Improving Through Cycle Profitability

Executing restructuring plans


~$20M

> Efforts are progressing to plan
> Consolidate 3 manufacturing operations into 1 facility

Lowering ALD investments


~$10M

> Slowing future development investments due to delay in potential revenue realization

Reducing cost structure by ~$30M


~$30M
~8M
COGS
~22M
OPEX

> Quarterly adjusted EBITDA breakeven of ~$75M by Q1 2017

Creating a platform for consistent adjusted EBITDA profitability

5 | Investor Presentation

Veeco

CFO Financial Review Sam Maheshwari

14% Advanced Packaging, MEMS & RF Revenue Breakdown by Market and Geography Note: Amounts may not calculate precisely due to rounding 58% Lighting, Display & Power Electronics 16% Scientific & Industrial 12% Data Storage Q3 2016 Revenue by End Market $85M 25% China 30% Rest of the World 23% EMEA 22% United States Q3 2016 Revenue by Geography Q3 2016 Revenue of $85M: Lighting, Display & Power Electronics sales doubled Q/Q Bookings increased by ~74% to $118M in Q3 23% Advanced Packaging, MEMS & RF 18% Data Storage 26% Scientific & Industrial 33% Lighting, Display & Power Electronics Q2 2016 Revenue by End Market $75M $24M Foundational Businesses $34M Foundational Businesses

P&L Highlights ($M) Q2 16 Q3 16 Q2 16 Q3 16 Revenue $75.3 $85.5 $75.3 $85.5 Gross Profit 31.4 33.5 31.9 34.4% 41.7% 39.1% 42.4% 40.3% R&D 21.5 19.9 20.6 18.9 SG&A & Other 20.2 19.2 17.5 15.7 Net Income (32.1) (69.6) (7.6) (1.8) EPS ($0.82) ($1.78) ($0.19) ($0.05) Adjusted EBITDA (2.8) 2.9% -3.7% 3.4% GAAP Non-GAAP OPEX lower than forecasted; benefitting from accelerated cost reduction efforts and certain one-time items Adjusted EBITDA turned positive, demonstrating operational leverage in our financial model GAAP Net Income reflects impact of cost reduction plans and includes ~$2M in restructuring and ~$56M primarily for ALD asset impairment charges Notes: Amounts may not calculate precisely due to rounding A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

($M) Q2 16 Q3 16 Cash & Short-term Investments 331 337 Accounts Receivable 42 50 Inventories 91 87 Accounts Payable 35 27 Cash Flow from Operations (12) 7 Financial Highlights DSO 50 53 DOI 189 163 DPO 72 48 Note: Amounts may not calculate precisely due to rounding Grew cash balance by ~$6M Generated positive cash flow from operations of $7M Reduced DOI; starting to consume inventory to support MOCVD demand

Q4 2016 Guidance Revenue $85M–$100M $85M–$100M Gross Margins 37%–39% 38%–40% Net Income (Loss) ($13M)–($7M) ($3M)–$3M Earnings Per Share ($0.34)–($0.19) ($0.07)–$0.07 Adjusted EBITDA $0M–$6M Non-GAAP GAAP Note: A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

Business Update & Outlook

LED Industry Recovery is Underway

Display backlighting demand is stabilizing

- Display panel fundamentals improving; better than expected Q2 16 demand
- Multiple factors supporting continued recovery in 2017

LED lighting trends support ~15% unit CAGR

- Government initiatives spurring demand in the near-term
- Commercial replacement market is starting to take hold

LED supply / demand dynamics improving

- Packaged LED prices stabilizing; easing customer financial pressures
- MOCVD utilization rates remaining stable (flat-to-slightly higher Q/Q)

Veeco is well positioned to capitalize on MOCVD opportunities

Source: IHS, Trendforce, Veeco Instruments
Notes: CAGR – Compound Annual Growth Rate, based on IHS and Veeco estimates
QD – Quantum Dots
UHD – Ultra High Definition

12 | Investor Presentation

Veeco

Veeco MOCVD – A Winning Value Proposition

Delivering value through our differentiated technology
Leveraging our winning technology to capture breadth of LED opportunities



EPIK 700 GaN System

- Recognized MOCVD leader in lighting/display LEDs
- Industry benchmark for Cost of Ownership



K475i AsP System

- Rapidly gaining momentum for R/O/Y and IR LEDs
- Best-in-class film uniformity and repeatability

"We have achieved **superior yield results** and lowered manufacturing costs" –*President, Epistar*

"Veeco continues to **drive innovation** with MOCVD technology " –*General Manager, Changelight*

"Sanan chose the EPIK700 due to its **industry leading cost of ownership** model " –*Vice Chairman & CEO, Sanan*

Notes: R/O/Y – Red, orange, yellow
IR – Infra-red

13 | Investor Presentation

Veeco

Veeco PSP – Market Trends Playing to our Strengths

Leader in single-wafer solvent solutions with proprietary ImmJET™ technology

RF Filter demand is growing

- Next gen wireless and carrier aggregation require more RF Filters / phone
- Veeco is well positioned across RF device makers



	2015	2020
# RF Filters	~50	~100

Advanced Packaging density increasing

- Tighter dimensions require resist films which are more challenging to remove
- Veeco offers COO advantage over batch tools


Fan-out Packaging
Chip Scale Packaging
Ball Grid Array

Source: Qualcomm, Veeco estimates
Notes: COO – Cost of Ownership

14 | Investor Presentation

Veeco

Strengthening Our Foundational Business Leader in advanced materials research Winning incremental production opportunities #1 in Molecular Beam Epitaxy (MBE) Wireless (4G/5G) Industrial Lasers for Materials Processing pHEMTS IR Detectors Defense #1 in Ion Beam Deposition & Etch Leader in hard-disk drive (HDD) manufacturing Expertise in magnetic materials processing pull Microphones/ Sensors MEMS Semiconductor MRAM Memory/ EUV Blank Masks Data Storage HDD Heads Leveraging technology expertise to capture adjacent market opportunities while responsibly managing mature markets Note: pHEMTS - Pseudomorphic high-electron-mobility-transistors

Summary Leverage technology expertise and leadership to win organic growth opportunities Continue actively exploring M&A opportunities Drive operational leverage to enhance shareholder value Focus on positioning Veeco for profitable growth

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation US$ millions Q2 16 Q3 16 Net Sales $75.3 $85.5 GAAP Gross Profit 31.4 33.5 GAAP Gross Margin 41.7% 39.1% Add: Share-Based Comp 0.5 0.6 Add: Accelerated Depreciation — 0.4 Non-GAAP Gross Profit $31.9 $34.4 Non-GAAP Gross Margin 42.4% 40.3% US$ millions Q2 16 Q3 16 GAAP Net Income (Loss) ($32.1) ($69.6) Add: Share-Based Comp 4.0 3.7 Add: Acquisition Related 0.1 0.1 Add: Restructuring 2.1 1.8 Add: Amortization 5.3 5.3 Add: Asset Impairment 13.6 56.0 Add: Interest (Income) Expense (0.2) (0.3) Add: Accelerated Depreciation — 0.4 Add: Pension Termination — 1.3 Add: Depreciation 3.4 3.1 Add: Taxes 1.0 1.1 Adjusted EBITDA ($2.8) $2.9 US$ millions, except per share data Q2 16 Q3 16 GAAP Basic EPS (0.82) (1.78) GAAP Diluted EPS (0.82) (1.78) GAAP Net Income (Loss) (32.1) (69.6) Add: Share-Based Comp 4.0 3.7 Add: Acquisition Related 0.1 0.1 Add: Restructuring 2.1 1.8 Add: Amortization 5.3 5.3 Add: Asset Impairment 13.6 56.0 Add: Accelerated Depreciation — 0.4 Add: Pension Termination — 1.3 Add: Tax Adjustment from GAAP to Non-GAAP (0.6) (0.7) Non-GAAP Net Income (Loss) (7.6) (1.8) Non-GAAP Basic EPS (0.19) (0.05) Non-GAAP Diluted EPS (0.19) (0.05) Note: Amounts may not calculate precisely due to rounding

Q3 2016 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $85.5 $85.5 Gross Profit 33.5 0.6 0.4 34.4 Gross Margin 39.1% 40.3% Research and Development 19.9 (1.0) 18.9 Selling, General, and Administrative and Other 19.2 (2.1) (1.4) 15.7 Net Income (Loss) ($69.6) 3.7 5.3 58.8 ($1.8) Income (Loss) Per Common Share: Basic ($1.78) ($0.05) Diluted (1.78) (0.05) Weighted Average Number of Shares: Basic 39 39 Diluted 39 39 Other Non-GAAP Adjustments Asset Impairment 56.0 Restructuring 1.8 Other 1.7 Non-GAAP Tax Adjustment (0.7) Total Other 58.8 Note: Amounts may not calculate precisely due to rounding “Other” includes charges relating to Acquisition Related, Accelerated Depreciation and Pension Termination

Q4 2016 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $85–$100 $85–$100 Gross Profit 31–39 1 — — 32–40 Gross Margin 37%–39% 38%–40% Net Income (Loss) ($13)–($7) 5 4 1 ($3)–$3 Income (Loss) per Diluted Share ($0.34)–($0.19) ($0.07)–$0.07 GAAP Net Income (Loss) ($13)–($7) Share-Based Compensation 5 Amortization 4 Restructuring 1 Interest Income (Expense) 0 Depreciation 3 Income Tax Expense (Benefit) 0 Adjusted EBITDA $0–$6 Note: Amounts may not calculate precisely due to rounding Non-GAAP Adjustments